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                                                                     EXHIBIT 4.1


                                 VOXWARE, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



COMMON STOCK                                                       COMMON STOCK



  THIS IS TO CERTIFIY THAT




is the owner of


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         $.001 PAR VALUE PER SHARE, OF

                                 VOXWARE, INC.

transferable on the books of the Corporation by the registered holder hereof in person or by its duly authorized attorney, upon surrender of this certificate properly endorsed.
   This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation as amended, of the Corporation (a copy of which is on file with the Transfer Agent) to all of which the holder of this certificate, by acceptance hereof, assents.
   This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
   Witness the facsimile seal of the Corporation and the facsimile signatures of its authorized officers.

Dated:

                                 VOXWARE, INC.
                                   CORPORATE
                                     SEAL
                                 1993 DELAWARE


/S/ ___________________                    /S/ ________________________________

        SECRETARY                          PRESIDENT AND CHIEF EXECUTIVE OFFICER
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   The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM--as tenants in common
   TEN ENT--as tenants by the entireties
   JT TEN --as joint tenants with the right of survivorship and not as tenants in common

   UNIF GIFT MIN ACT--........ Custodian .........
                       (Cust)             (Minor)
                      under Uniform Gifts to Minors Act ...............
                                                           (State)

    Additional abbreviations may also be used though not in the above list.





For value received__________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

[___________________________________]



________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE).


________________________________________________________________________________


________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________


                    ____________________________________________________________
           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed


________________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.